UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2007

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation) 1001 Winstead Drive Cary, NC (Address of principal executive offices)	1-07155 (Commission File Number) Registrant’s telephone number, including area code: (919) 297-1600	13-2740040 (IRS Employer Identification No.) 27513 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to the Current Report on Form 8-K furnished on September 18, 2007 (the “Form 8-K”) amends the Form 8-K to correct the item under which the disclosure regarding the press release was provided.

Item 7.01 Regulation FD Disclosure.

On September 18, 2007, R.H. Donnelley Corporation (the “Company”) issued a press release announcing that its acquisition of Business.com, Inc. has closed. As a result of this acquisition and recent sales trends, the Company also updated its full year 2007 outlook.

None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company. A copy of this press release has been attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release issued September 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Robert J. Bush
Robert J. Bush
Senior Vice President, General Counsel
& Corporate Secretary

Date: September 18, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release issued September 18, 2007.